                                                                    EXHIBIT 99.1

                                                                    EXHIBIT 2

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

 All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


 Debtor Name:               Edison Brothers Stores, Inc. et al.

 Case Number:               99-529 (MFW) through 99-536 (MFW)

          FOR THE MONTH OF NOVEMBER 1999 (FISCAL MONTH ENDING NOVEMBER 27, 1999)


-------------------------------------------------------------------------------------------------

                                                        DOCUMENT     PREVIOUSLY    EXPLANATION
            REQUIRED DOCUMENTS                          ATTACHED     SUBMITTED      ATTACHED

-------------------------------------------------------------------------------------------------
1.       INCOME STATEMENT.                                ( X )         ( )            ( )

2.       BALANCE SHEET.                                   ( X )         ( )            ( )

3.       STATEMENT OF CASH RECEIPTS                       ( X )         ( )           ( X )
         AND DISBURSEMENTS.

4.       STATEMENT OF AGED RECEIVABLES.                    ( )          ( )           ( X )

5.       STATEMENT OF AGED PAYABLES.                      ( X )         ( )           ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                   ( )          ( )           ( X )
         INSURANCE AND PERSONNEL.

7.       TAX RECEIPTS.                                     ( )          ( )           ( X )

8.       OTHER DOCUMENTS/REPORTS AS                       ( X )         ( )            ( )
         REQUIRED BY THE U.S. TRUSTEE:
         SUMMARY OF CASH DISBURSEMENTS BY CATEGORY
         TAXES PAYABLE ROLLFOWARD

 THE UNDERSIGNED INDIVIDUAL CERTIFIES UNDER PENALTY OF PERJURY (28 U.S.C.
 SECTION 1746) THAT TO THE BEST OF THE INDIVIDUAL'S KNOWLEDGE, THE DOCUMENTS APPENDED ARE TRUE AND CORRECT.

 By:    /s/ Judith M. Abrams                                        DATED:   12/27                                , 1999
        -------------------------------------------                       ----------------------------------------
         Judith M. Abrams
         Vice President, Controller
        -------------------------------------------
         TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT



The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC. ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)


ASSETS                                                                     November 27, 1999         March 8, 1999
----------------------------------------------------------------------     ------------------     -----------------
CURRENT ASSETS
      Cash and cash equivalents                                                       $ 48.1                $ 13.0
      Merchandise inventories                                                            0.0                 155.7
      Prepaid expenses                                                                   0.0                   2.8
      Other current assets                                                               3.9                   4.7
----------------------------------------------------------------------     ------------------     -----------------
                            TOTAL CURRENT ASSETS                                        52.0                 176.2
Assets Held for Sale                                                                     9.8                   8.2
Property and Equipment, net                                                              0.0                 109.4
Intangible Assets, net                                                                   0.0                   1.8
Reorganization Value in Excess of Identifiable Assets, net                               0.0                  25.2
Prepaid Pension Expense                                                                 16.8                  18.1
Other Assets                                                                             0.7                   4.2
----------------------------------------------------------------------     ------------------     -----------------
                            TOTAL ASSETS                                              $ 79.3               $ 343.1
======================================================================     ==================     =================
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                                           $    -               $  51.1
      Accounts payable                                                                   1.0                  48.2
      Payroll and vacations                                                              2.3                   6.9
      Other taxes                                                                        0.6                  13.0
      Other current liabilities                                                         10.0                  22.8
----------------------------------------------------------------------     ------------------     -----------------
                            TOTAL CURRENT LIABILITIES                                   13.9                 142.0

Liabilities Subject to Compromise                                                      162.1                 126.9
Long-Term Debt                                                                           0.0                   0.0
Postretirement and Other Employee Benefits                                              38.1                  44.5
Other Liabilities                                                                        0.4                   3.9
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                                       0.1                   0.1
      Capital in excess of par value                                                   130.5                 130.5
      Common stock warrants                                                              7.0                   7.0
      Accumulated deficit                                                             (271.2)               (110.2)
      Foreign currency translation adjustment                                           (1.6)                 (1.6)
----------------------------------------------------------------------     ------------------     -----------------
                            TOTAL COMMON STOCKHOLDERS' EQUITY                         (135.2)                 25.8
----------------------------------------------------------------------     ------------------     -----------------
                               TOTAL LIABILITIES AND EQUITY                           $ 79.3               $ 343.1
======================================================================     ==================     =================



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions)

                                                                 4 Weeks Ended                 37.8 Weeks Ended
                                                               November 27, 1999              November 27, 1999
---------------------------------------------------------  --------------------------    --------------------------
NET SALES                                                                     $    -                      $  227.0
---------------------------------------------------------  --------------------------    --------------------------
Cost of goods sold, occupancy,
  and buying expenses                                                            0.4                         170.6
Store operating and administrative expenses                                      2.8                          91.1
Depreciation and amortization                                                    0.0                          11.1
Interest (income )/expense, net                                                 (0.2)                         (0.3)
(Gain)/Loss on Disposition of Assets                                            (1.5)                        111.9
Other                                                                            0.8                           3.3
---------------------------------------------------------  --------------------------    --------------------------
TOTAL EXPENSES                                                                   2.3                         387.7
---------------------------------------------------------  --------------------------    --------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                               (2.3)                       (160.7)
Income tax provision                                                            ----                           0.3
---------------------------------------------------------  --------------------------    --------------------------
NET INCOME (LOSS)                                                             $ (2.3)                     $ (161.0)
=========================================================  ==========================    ==========================

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)



                                                                                       4 Weeks Ended         37.8 Weeks Ended
                                                                                     November 27, 1999       November 27, 1999
--------------------------------------------------------------------------------  ----------------------     ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income (Loss)                                                                           $ (2.3)             $ (161.0)
         Adjustments to reconcile net loss to net cash
              provided by (used in) operating activities:
                   Depreciation and amortization                                                    0.0                  11.1
                   (Gain)/Loss on disposal of property and equipment                               (0.0)                 88.2
                   Restructuring and reorganization expenses,
                   Working capital changes                                                          2.5                 125.0
                   Decrease in Liabilities Subject to Compromise                                   (9.5)                (12.6)
                   Other                                                                            0.6                   1.0
         Activity in connection with the Chapter 11 proceedings,
              noncash portion                                                                      ----                  26.5
--------------------------------------------------------------------------------  ----------------------     -----------------
     Total Operating Activities                                                                    (8.7)                 78.2
--------------------------------------------------------------------------------  ----------------------     -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Disposal of assets held for sale                                                               0.0                   7.8
     Other                                                                                         (0.0)                  0.5
--------------------------------------------------------------------------------  ----------------------     -----------------
     Total Investing Activities                                                                     0.0                   8.3
--------------------------------------------------------------------------------  ----------------------     -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments on capital lease obligation                                                          (0.0)                 (0.3)
     Decrease in short-term borrowings                                                             ----                 (51.1)
     Payments on liabilities subject to compromise                                                 ----                  ----
     Increase/(Decrease) in senior-note interest escrow                                            ----                  ----
     Other                                                                                          0.0                   0.0
--------------------------------------------------------------------------------  ----------------------     -----------------
     Total Financing Activities                                                                    (0.0)                (51.4)
--------------------------------------------------------------------------------  ----------------------     -----------------
Effect of exchange rate changes on cash                                                            ----                  ----
--------------------------------------------------------------------------------  ----------------------     -----------------
CASH PROVIDED (USED)                                                                               (8.7)                 35.1
Beginning cash and cash equivalents                                                                56.8                  13.0
--------------------------------------------------------------------------------  ----------------------     -----------------
ENDING CASH AND CASH EQUIVALENTS                                                                 $ 48.1                $ 48.1
================================================================================  ======================     =================



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:       10/31/99
       THROUGH:    11/27/99

BANK TRANSACTIONS...

-----------------------------------------------------------------------------------------------------------------------
                                  FIRST UNION   MERCANTILE
                                   NATIONAL      NATIONAL
                                    BANK (A)    BANK OF ST.     MERRILL       FEDERATED       BANK OF
                                                 LOUIS (B)      LYNCH (C)     INVESTORS     NOVA SCOTIA   TOTAL
                                                                                 (D)             (E)
-----------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE        $633.09     $266,370.57    $0.00      $28,200,573.94   $15,957.07  $28,483,534.67
-----------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)         3,230,000.00     (229,826.96)    0.00         (109,209.75)       50.56   $2,891,013.85
-----------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD      (3,225,427.98)           0.00     0.00                0.00      (212.90) ($3,225,640.88)
-----------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE         $5,205.11      $36,543.61    $0.00      $28,091,364.19   $15,794.73  $28,148,907.64
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                CONGRESS
                                                                                                FINANCIAL
                                                                                                REVOLVING        NET POSITION
                                                                                                CREDIT LINE
                                                                                                    (F)
-------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE                                                                  $13,234,886.05   $41,718,420.72
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                                                                             53,976.11    $2,944,989.96
-------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD                                                                          (10,736.99)  ($3,236,377.87)
-------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE                                                                     $13,278,125.17   $41,427,032.81
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.

                                 BALANCES PER GENERAL LEDGER...
                                 ----------------------------------------------------------------------------------------------
                                 Non-store depository accounts                                                  $47,576,495.70
                                 ----------------------------------------------------------------------------------------------
                                 Store depository accounts, cash in transit,
                                   and petty cash in stores                                                          90,464.13
                                 ----------------------------------------------------------------------------------------------
                                 Credit card receivables                                                            450,538.32
                                 ----------------------------------------------------------------------------------------------
                                 Total                                                                          $48,117,498.15
                                 ----------------------------------------------------------------------------------------------



                                                                                ---------------------------------------------------
----------------------------------------------------------------------------    (d) Prime Value Obligations Fund #853
(a) 201 South College Street, Charlotte, NC 28288                                   PO Box 8602, Boston, MA 02266-8602
    Account Number 2014201943442                                                    Account Numbers 4486001, 4500673, and 4375733
----------------------------------------------------------------------------    ---------------------------------------------------

----------------------------------------------------------------------------    ---------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                                 (e) 44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 1001014677                                                      Account Number 80002  2237-19
----------------------------------------------------------------------------    ---------------------------------------------------

----------------------------------------------------------------------------    ---------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                         (f) 1133 Avenue of the Americas, New York, NY 10036
     Account Number 70M-07J96                                                       Loan Numbers 4639, 4659, 4661 and 4683
----------------------------------------------------------------------------    ---------------------------------------------------

                                                                       EDISON BROTHERS STORES, INC. ET AL.
                                                                       CASE NO. 99-529 THROUGH 99-536
                                                                       SUMMARY OF CASH DISBURSMENTS
                                                                       FOR THE MONTH ENDING NOVEMBER 27, 1999

                                         <<<<<<<<<<<<<<<<<<<<<<<< FIRST UNION >>>>>>>>>>>>>>>>>>>>>>>>>>>
                                   Accounts Payable Payments via:        Foreign Merchandise     All Other Wires
                                          Checks           ACHs                Wires            and ACH Payments
                                          ------           ----                -----            ----------------
RENT                                      184,610.31
FREIGHT                                     1,439.95
MERCHANDISE                                 3,032.25
UTILITIES & SERVICES                       77,408.36
BANKURPTCY RELATED                        289,043.10
PAYROLL                                    10,696.71      165,985.64
PAYROLL TAXES                                                                     87,370.18
GENERAL TAXES                              43,011.10
CUSTOMS BROKERS
OTHER                                   1,838,957.21      301,115.17                                    19,862.11

TOTAL DISBURSMENTS                      2,448,198.99      467,100.81              87,370.18             19,862.11



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS &
DISBURSMENTS:
Delete Total from above                (2,448,198.99)
Add back in Payroll Clearings              10,696.71
Add back all other check clearing       2,640,398.17


Total Disbursments                      2,651,094.88      467,100.81              87,370.18             19,862.11
                                                                       Total First Union =           3,225,427.98
Total Disbursments Per
Summary                                                                        3,225,427.98                  0.00
Difference                                                                             0.00                  0.00

                                      CASHIER'S CHECKS
                                      FROM MERCANTILE       NOVA SCOTIA            CONGRESS                 TOTAL
                                      ---------------       -----------            --------                 -----
RENT                                                                                                         184,610.31
FREIGHT                                                                                                        1,439.95
MERCHANDISE                                                                               95.50                3,127.75
UTILITIES & SERVICES                                                                                          77,408.36
BANKRUPTCY RELATED                                                                                           289,043.10
PAYROLL                                                                                                      176,682.35
PAYROLL TAXES                                                                                                 87,370.18
GENERAL TAXES                                                                                                 43,011.10
CUSTOMS BROKERS                                                                                                    0.00
OTHER                                                              212.90             10,641.49            2,170,788.88

TOTAL DISBURSMENTS                              0.00               212.90             10,736.99            3,033,481.98



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS &
DISBURSMENTS:
Delete Total from above                                                                                   (2,448,198.99)
Add back in Payroll Clearings                                                                                 10,696.71
Add back all other check clearing                                                                          2,640,398.17


Total Disbursments                              0.00               212.90             10,736.99            3,236,377.87

Total Disbursments Per
Summary                                       212.90            10,736.99          3,236,377.87
Difference                                      0.00                 0.00                  0.00                    0.00


                      Pursuant to Court Order funds disbursed from interest escrow to Senior Note holders  8,170,503.52

                                                                                      Total Disbursements 11,406,881.39

                                                                       EXHIBIT 7

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES
                           --------------------------

                              FOR THE MONTH ENDING: November 27, 1999
                                                   ------------------------

 DEBTOR NAME:  Edison Brothers Stores, Inc. et al.

 CASE NUMBER:  99-529 (MFW) through 99-536 (MFW)

----------------------------------------------------------------------------------------------------------------------

 ACCOUNT                                           TOTAL     CURRENT      PAST DUE   PAST DUE   PAST DUE
 Name                           Description        Due       (0-30 days)  (31-60)    (61-90)    (91 & Over)

----------------------------------------------------------------------------------------------------------------------

 A/P DOMESTIC MERCHANDISE       Mdse. Inventory    $ 0.1         0.1
 A/P FOREIGN MERCHANDISE        Mdse. Inventory        -           -
 A/P EXPENSE                    Misc Expenses        0.9         0.9






 TOTALS                                            $ 1.0         1.0           -         -             -

 NOTE: PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                       $                   -
                                                                      -----------------------
 2.    NEW ACCOUNTS THIS MONTH                                                           1.0
                                                                      -----------------------
 3.    BALANCE (ADD LINES 1 AND 2)                                                       1.0
                                                                      -----------------------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                  -
                                                                      -----------------------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                   $                 1.0
                                                                      -----------------------

Debtor Name: Edison Brothers Stores, Inc.                        Date:  01/10/00
Case No.: 99-073 (MFW)


=============================================================================================================
                                                     10/30/99                                     11/27/99
                                                      Ending           Accrued/     Payments/      Ending
                                                     Balance           Withheld     Deposits      Balance
                                                 ============================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                          (67,380)           74,223       74,223       (67,380)
State                                                       0             9,513        9,513             0
Local/Occup W/H                                             0             3,635        3,635             0


UNEMPLOYMENT TAX:

Federal                                                     0                 0            0             0
State                                                       0                 0            0             0

SDI                                                         0                 0            0             0

SALES & LOCAL USE TAXES: *                            499,819                 0      (62,078)      561,897

PROPERTY TAXES:                                             0                 0            0             0

REAL ESTATE TAXES: **                                       0                 0            0             0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
** Corporate properties only.